PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT",) is entered into as of ________ __, 1998 (the "EFFECTIVE DATE",), by and between INTELECT COMMUNICATIONS, INC., a Delaware corporation ("PLEDGOR"), and ST. JAMES CAPITAL PARTNERS, L.P., a Delaware limited partnership, ("SECURED PARTY").

                                   RECITALS

      Pursuant to the terms, and subject to the conditions, set forth in the Agreement of Purchase and Sale dated the Effective Date (the "PURCHASE AGREEMENT") and that certain Convertible Promissory Note (the "NOTE") dated the Effective Date issued by Pledgor, payable to the order of Secured Party in the original principal sum of $15,000,000, Secured Party has agreed to advance funds to the Pledgor.

      Pledgor owns one hundred percent (100%) of the issued and outstanding capital stock of DNA Enterprises, Inc., a Texas corporation, Intelect Visual Communications Corp., a Delaware corporation and Intelect Network Technologies Company, a Nevada corporation, and will derive both direct and indirect benefit from the issuance and sale of the Note to the Purchaser.

      It is a condition to the agreement of Secured Party to advance such funds and to consummate the transactions contemplated by the Note that this Pledge Agreement shall have been executed and delivered by Pledgor and shall be in full force and effect.

      NOW, THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note, the advancement of funds under the Note by Secured Party and the consummation of the transactions contemplated by the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor, Pledgor hereby covenants and agrees with Secured Party as follows:

SECTION 1.  DEFINITIONS

      1.1 CERTAIN DEFINED TERMS. As used in this Pledge Agreement, the following terms or phrases have the respective meanings set forth below or in the Section following such term:

      "COASTAL" means The Coastal Corporation Second Pension Trust.

      "COASTAL PLEDGE" means the pledge by Pledgor of the Pledged Securities to Coastal.

      "COLLATERAL" means the aggregate of:

            (a)   the DNA Shares, the IVC Shares and the INT Shares;

            (b) (i) the certificates or instruments, if any, representing the DNA Shares, the IVC Shares and the INT Shares (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities,

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      (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition, and (v) all books and records relating to any of the property referred to in this definition.

      "DNA" means DNA Enterprises, Inc., a Texas corporation and a wholly-owned Subsidiary of Pledgor.

      "DNA SHARES" has the meaning assigned that term in the definition of Pledged Securities below.

      "EFFECTIVE DATE" has the meaning given that term in the introduction to this Pledge Agreement.

      "INT" means Intelect Network Technologies Company, a Nevada corporation and a wholly-owned Subsidiary of Pledgor.

      "INT SHARES" has the meaning given that term in the definition of Pledged Securities below.

      "IVC" means Intelect Visual Communications Corp., a Delaware corporation and a wholly-owned Subsidiary of Pledgor.

      ""IVC SHARES" has the meaning given that term in the definition of Pledged Securities below.

      "NOTE" has the meaning given that term in the first Recital to this Pledge Agreement.

      "OBLIGATIONS" means the aggregate of:

            (a)   the indebtedness evidenced by the Note;

            (b) all sums advanced and costs and expenses incurred by Secured Party in accordance with the Note, this Pledge Agreement and the other Transaction Documents, including, without limitation, all reasonable legal, accounting, consulting or like fees, made and incurred in connection with the Obligations described in clause (1) above or any part thereof, any renewal, extension, or modification of, or substitution for, the foregoing Obligations or any part thereof, or the acquisition, perfection or maintenance and preservation of the security for the Obligations, whether such advances, costs, or expenses shall have been made and incurred at the request of Pledgor or Secured Party,

            (c) all other obligations of Pledgor pursuant to the Purchase Agreement, the Note and the other Transaction Documents; and

            (d) any and all extensions and renewals of, substitutions for, or modifications or amendments of any of the foregoing Obligations or any part thereof.

      "PARI PASSU AGREEMENT" means the In Pari Passu Agreement dated the date hereof among Secured Party SJ Corp. and Coastal.

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      "PLEDGE AGREEMENT" means this Pledge Agreement dated as of the Effective
Date, between Pledgor and Secured Party, as said agreement may be amended, modified, supplemented, and/or extended from time to time.

      "PLEDGED SECURITIES" means all of the following securities and all additional securities (as that term is defined in the UCC), if any, constituting Collateral under this Pledge Agreement, including:

            (a) All of the issued and outstanding shares of common capital stock of DNA Enterprises, Inc., consisting of 1,100 shares, evidenced by Certificate Number 8, and any other shares of common stock of DNA now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "DNA Shares".

            (b) All of the issued and outstanding shares of common capital stock of Intelect Visual Communications Corporation, consisting of 500 shares, evidenced by Certificate Number 1, and any other shares of the common capital stock of IVC now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "IVC Shares".

            (c) All of the issued and outstanding shares of common capital stock of Intelect Network Technologies, Inc., consisting of 1,000 shares of common capital stock, evidenced by Certificate Number 1, and any other shares of the common capital stock of INT now owned or hereafter acquired by Pledgor or any of its affiliates (such shares of stock referred to in this subsection 1.1(a) are hereinafter sometimes referred to as the "INT Shares".

      "PLEDGOR" has the meaning given that term in the introduction to this Pledge Agreement.

      "PROCEEDS" means whatever is received upon the sale, exchange, collection, or other disposition of the Collateral and insurance payable or damages or other payments by reason of loss or damage to the Collateral.

      "SECURED PARTY" has the meaning given that term in the introduction to this Pledge Agreement.

      "SECURITY INTEREST" has the meaning assigned to that term in SECTION 2.1.

      "SJ CORP." means St. James Capital Corp.

      "SJ CORP. PLEDGE" means the pledge by Pledgor of the Pledged Securities to SJ Corp.

      "UCC" means the Uniform Commercial Code as in effect in any jurisdiction applicable.

      1.2 OTHER DEFINITIONS. Other capitalized terms used herein have the meanings given them herein or in the Note.

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SECTION 2.  CREATION OF SECURITY INTEREST

      2.1 CREATION OF SECURITY INTEREST. In consideration of Secured Party's advancing or extending the funds or credit constituting the Obligations (including the indebtedness evidenced by the Note), as a condition to such advances and extensions, in consideration of the mutual covenants contained herein, and for the purpose of securing the payment and performance of the Obligations, Pledgor hereby grants to Secured Party a continuing security interest in and to all Collateral, including in all Proceeds (the "SECURITY INTEREST").

      2.2 PROCEEDS. Except as otherwise permitted herein, the security interest of Secured Party hereunder in the Proceeds shall not be construed to mean that Secured Party consents to the sale or other disposition of any part of the Collateral.

      2.3 TRANSFER OF COLLATERAL. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by Secured Party or a person or entity designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Notwithstanding the preceding sentence, at Secured Party's discretion all Pledged Securities must be delivered or transferred as set forth in Section 8-301(a) of the UCC. Notwithstanding anything herein contained to the contrary, Secured Party acknowledges that the certificates or instruments representing the Pledged Securities have been delivered to Coastal pursuant to the Coastal Pledge and the rights of the Secured Party and Coastal in and to the Pledged Securities and the Proceeds are further governed by the terms of the Pari Passu Agreement; PROVIDED, HOWEVER, that if the Coastal Pledge is terminated and any obligations are then outstanding, Pledgor shall deliver to Secured Party all such certification and instruments pursuant to the terms hereof.

SECTION 3.  PLEDGOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

      3.1 RECORDING AND FILING. Pledgor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental hereto and all financing statements Secured Party may reasonably require, in such offices and places and at such times and as often as may be, in the judgment of Secured Party, necessary to create, perfect, preserve, protect, and renew the Lien hereof on and in the Collateral, and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any applicable jurisdiction or any other competent authority for the purpose of effectively creating, perfecting, preserving, protecting, maintaining, and renewing the Lien hereof in and on the Collateral and the priority thereof. Pledgor shall also pay the costs of obtaining reports from appropriate filing offices concerning Lien filings in respect of any of the Collateral. A carbon, photographic, or other reproduction of this Pledge Agreement or of any financing statement relating hereto shall be sufficient as a financing statement.

      3.2 SECURED PARTY'S RIGHT TO PERFORM PLEDGOR'S OBLIGATIONS; FURTHER ASSURANCES. Pledgor agrees that, if Pledgor fails to perform any act that Pledgor is required to perform under this instrument, Secured Party may, but shall not be obligated to, perform or cause to be performed such act. Accordingly, to the extent permitted by law, Pledgor hereby authorizes Secured Party to execute and file financing statements and continuation statements without Pledgor's signature thereon. Any expense incurred by Secured Party in taking action in accordance with the preceding two sentences shall be a demand obligation owing by Pledgor to Secured Party, shall bear interest in accordance with SECTION 6.14, and shall be a part of the Obligations, and Secured Party shall be subrogated to all of the rights of the party receiving the

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benefit of such performance. The undertaking of such performance by Secured
Party as aforesaid shall not obligate such Person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve Pledgor from the observance or performance of any covenant, warranty, or agreement contained in this instrument or constitute a waiver of default hereunder, and shall not affect the right of Secured Party to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights, powers, or remedies hereunder or under applicable law. In the event Secured Party undertakes any such action, it shall have liability to Pledgor only upon a showing of its bad faith, gross negligence or willful misconduct (BUT SPECIFICALLY EXCLUDING ITS ORDINARY OR PARTIAL NEGLIGENCE), and in all events no party other than the acting party shall be liable to Pledgor. Pledgor will from time to time (a) sign, execute, deliver, and file, alone or with Secured Party, all further financing statements, security agreements, or other documents that are reasonably necessary; (b) procure any instruments or documents as may be reasonably requested by Secured Party, and (c) take all further action that may be reasonably necessary, or that Secured Party may reasonably request, to confirm, perfect, preserve, and protect the security interests intended to be granted hereby.

      3.3 DEFENSE OF CLAIMS. Pledgor will preserve, warrant, and defend the Security Interest created hereby in the Collateral against the claims of all Persons whomsoever; will maintain and preserve such Security Interest at all times as contemplated by the Transaction Documents; and will not do or suffer any matter or thing whereby such Security Interest might or could be impaired. Pledgor shall promptly notify Secured Party in writing of the commencement of any legal proceedings affecting Secured Party's interest in the Collateral, or any part thereof, and shall take such action, employing attorneys reasonably acceptable to Secured Party, as may be necessary to preserve Pledgor's and Secured Party's rights affected thereby, and should Pledgor fail or refuse to take any such action, Secured Party may take the action on behalf of and in the name of Pledgor and at Pledgor's expense. Moreover, Secured Party may take independent action in connection therewith as it may in its sole discretion deem proper, and Pledgor hereby agrees to make reimbursement for all reasonable sums advanced and all reasonable expenses incurred in such actions plus interest in accordance with SECTION 6.14.

      3.4   CORPORATE IDENTITY.

            (a) Pledgor will maintain (i) the location of its places of business and its primary corporate office and (ii) the locations where it keeps or holds records relating to the Collateral at the locations at which the same are located as of the date of this Pledge Agreement or at locations other than those specified above if, prior to such relocation, Secured Party shall have given Pledgor written notice thereof. Pledgor shall not in any event change the location of any Collateral if such change would cause the Security Interest in such Collateral to lapse or cease to be perfected.

            (b) Pledgor, to the extent not otherwise restricted in the Note, will not change its name, identity or form of organization in any manner unless it shall have given prior written notice to Secured Party. On any such change, Pledgor will execute and file such financing statements or other documents as may be reasonably requested by Secured Party to maintain the perfection of its Security Interest in the Collateral.

      3.5 PLEDGED SECURITIES. The Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Securities constitute 100% of the issued and

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outstanding common stock of DNA, INT and IVC. Except as evidenced by the Pari
Passu Agreement, no other person or entity has any interest in or rights to acquire any interest in DNA, INT or IVC.

      3.6 FIRST PRIORITY SECURITY INTEREST. The pledge of Pledged Securities pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Collateral, subject only to the security interest of Coastal under the Coastal Pledge that is pari passu with the security interest granted hereby and the security interest of SJ Corp. under the SJ Corp. Pledge that is pari passu with the security interest granted hereby, enforceable against Pledgor and all third parties and securing the payment and performance of the Obligations.

      3.7 SALE, DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Pledgor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any person or entity other than Secured Party, except for the Coastal Pledge and the SJ Corp. Pledge.

      3.8 DIVIDENDS OR DISTRIBUTIONS. Subject to the Pari Passu Agreement, any and all:

            (a) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and

            (b) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary indorsement); provided, however, that Secured Party shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

      3.9 STOCK POWERS. Subject to the Pari Passu Agreement, Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

      3.10 VOTING AND OTHER CONSENSUAL RIGHTS. Except to the extent otherwise provided in SECTION 4.6(C), and subject to the Pari Passu Agreement Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Note or any other Transaction Document; provided however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof, and, provided, further, that upon request of Secured Party at any time or from time to time, Pledgor shall give Secured Party prompt written notice of the manner in which Pledgor has exercised, or the reasons for refraining from exercising, any such right.

      3.11 ATTORNEY-IN-FACT. Subject to the Pari Passu Agreement, Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor

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and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

      3.12 CUSTODY AND PRESERVATION OF THE COLLATERAL. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against persons or entities with respect to any Collateral,(iii) any actions taken by Coastal respecting the Pledged Securities that are not approved by or consented to by Secured Party or (iv) any actions taken by SJ Corp. respecting the Pledged Securities that are not approved by or consented to by Secured Party.

SECTION 4.  DEFAULT

      4.1 EVENTS OF DEFAULT. Upon the occurrence and continuation of an Event of Default beyond any applicable cure periods, as provided in the Note, Secured Party may declare all Obligations immediately due and payable.

      4.2 RIGHTS IN RESPECT OF COLLATERAL. Upon the occurrence and continuation of any Event of Default, in addition to all other rights of Secured Party, Secured Party will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Collateral, exclude Pledgor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Pledgor could do so. After a Default under the Note, Secured Party may exercise every power, right, and privilege of Pledgor with respect to the Collateral (including, without limitation, the right of collection) without any liability (SPECIFICALLY INCLUDING LIABILITY FOR ORDINARY OR PARTIAL NEGLIGENCE) to Pledgor in connection therewith except with respect to bad faith, gross negligence or willful misconduct; provided, however, that Secured Party may notify account debtors of Pledgor to make payments directly to Secured Party only after all cure periods, as provided in the Note, applicable to such Default have lapsed. Provided there has been no foreclosure sale, when and if such expenses of operation have been paid and the Obligations paid in full, the remaining Collateral shall be returned to Pledgor.

      4.3 ANCILLARY RIGHTS. Upon the occurrence and continuation of an Event of Default, in addition to all other rights of Secured Party hereunder, without notice, demand, or declaration of default, all of which are hereby expressly waived by Pledgor, Secured Party may proceed by a suit or suits in equity or at law (a) for the seizure and sale of the Collateral or any part thereof, (b) for the specific performance of any covenant or agreement contained in this Pledge Agreement, the Note or any of the other Transaction Documents or in aid of the execution of any power herein granted, (c) for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, or (d) for the enforcement of any other appropriate legal or equitable remedy.

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      4.4 RECEIVERSHIP. Upon the occurrence and continuation of an Event of
Default, in addition to all other rights of Secured Party, Secured Party from time to time may apply to a court of competent jurisdiction for the appointment of one or more receivers to take possession of and to manage and administer the Collateral or any portion thereof and to collect the Proceeds, all without demand or declaration of default, which are hereby waived by Pledgor. Secured Party shall be entitled to the appointment of such receiver(s) as a matter of right, without regard to the value of the Collateral as security for the Obligations or the solvency of Pledgor or any Person liable for the payment or performance of all or any part of the Obligations. Such receiver(s) shall serve without bond and shall have all usual and customary powers and authorities in addition to all other powers and authorities permitted by the law of the jurisdiction where the Collateral is situated and all powers and authorities granted to Secured Party herein.

      4.5 EXPENSES. Pledgor will pay to Secured Party all reasonable expenses, including, without limitation, fees and expenses of any receiver(s), reasonable attorneys' and consultants' fees and expenses, advanced by Secured Party and incurred pursuant to the provisions contained in this SECTION 4, and all such unpaid expenses shall be (a) a Lien against the Collateral; (b) added to the Obligations, and (c) payable upon demand, with interest in accordance with
SECTION 6.14; PROVIDED, HOWEVER, that the existence of said Lien shall in no way waive, diminish, or prejudice any other rights, remedies, powers, and privileges that Secured Party or any receiver(s) may have under the applicable laws in the collection of such funds as loans or otherwise.

      4.6 PLEDGED SECURITIES. Upon the occurrence and during the continuance of an Event of Default:

            (a) All dividends and interest payments that are received by Pledgor contrary to the provisions of this Pledge Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

            (b) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            (c) at the option of Secured Party and upon written notification thereof to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to SECTION 3.10 with respect to the Pledged Securities shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but Secured Party shall have no duty

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      to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

SECTION 5.  FORECLOSURE ON COLLATERAL

      5.1 SALE. Upon the occurrence and continuation of an Event of Default, Secured Party will have all rights and remedies granted by law, and particularly by the UCC, including, without limitation, the right to take possession of the Collateral, and for this purpose Secured Party may enter upon any premises on which any or all of the Collateral is situated and take possession of and manage the Collateral or remove it therefrom. Secured Party may require Pledgor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to all parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is sent to Pledgor as provided in the Note at least ten days before the time of the sale or disposition.

      5.2 PRIVATE SALE. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, or if Secured Party determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, Secured Party may sell such property privately or in any other manner it deems, in good faith, advisable at such price or prices as it determines in good faith, but otherwise without any liability whatsoever to Pledgor in connection therewith. Pledgor recognizes and agrees that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

      5.3 SECURED PARTY AS PURCHASER. Secured Party will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net proceeds of sale.

      5.4 RECITALS CONCLUSIVE; WARRANTY; RATIFICATION. Recitals contained in any assignment or bill of sale to any purchaser at any sale made hereunder will conclusively establish, as between the parties to such assignment or bill of sale, the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations, or advertisement and conduct of the sale in the manner provided herein. Secured Party will have authority to appoint an attorney-in-fact to act in conducting any foreclosure sale and executing assignments and bills of sale. All assignments and bills of sale may contain a general warranty of title from the grantor. Pledgor ratifies and confirms all legal acts that Secured Party may do in accordance with this Pledge Agreement.

      5.5 EFFECT OF SALE. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever, either at law or in equity, of Pledgor in and to the property sold, and will be a perpetual bar, both at law and in equity, against Pledgor, Pledgor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property

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sold from, through, or under Pledgor, or Pledgor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased.

      5.6 APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral as follows: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts reasonably expended by Secured Party under SECTION 5 hereof; and third, toward payment of the balance of the Obligations in the order and manner determined by Secured Party in its sole discretion. Any surplus remaining shall be delivered to Pledgor or as a court of competent jurisdiction may direct.

      5.7 DEFICIENCY. Pledgor shall remain liable for any deficiency owing to Secured Party after application of the net proceeds of any foreclosure sale. Nothing herein contained shall be construed as limiting Secured Party to the collection of any Obligations only out of the income, revenue, rents, issues, and profits from the Collateral or as obligating Secured Party to delay or withhold action upon any default that may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between Secured Party and Pledgor that any Obligations shall constitute an absolute, unconditional obligation of Pledgor to pay as provided herein or in the Note in accordance with the terms of the instrument evidencing such Obligations in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

      5.8 PLEDGOR'S WAIVER OF APPRAISEMENT, MARSHALLING, ETC. To the extent permitted by applicable law, Pledgor agrees that Pledgor will not at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension, or redemption law, if any, now or hereafter in force, to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court having jurisdiction. To the extent permitted by applicable law, Pledgor, for Pledgor and all who may claim by, through, or under Pledgor, hereby waives the benefit of all such laws, if any, and to the extent that Pledgor may lawfully do so under applicable law, waives any and all right to have any Collateral marshaled upon any foreclosure of the Lien hereof or sold in inverse order of alienation, and Pledgor agrees that Secured Party may sell the Collateral as an entirety.

      5.9 DISCHARGE OF PURCHASER. Upon any sale made under the powers of sale herein granted and conferred, the sales receipt issued by Secured Party will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.

SECTION 6.  MISCELLANEOUS

      6.1 PARI PASSU AGREEMENT. The rights of Secured Party to foreclose on and sell the Pledged Securities, to apply the Proceeds to the obligations and to exercise the powers set forth in SECTION 4.6 hereof are subject to the terms of the Pari Passu Agreement for so long as such agreement remains in effect.

      6.2 TERMINATION. If all the Obligations are paid and performed in full and the covenants herein contained are performed in all respects, then Secured Party shall, upon the request of Pledgor and at Pledgor's cost and expense, deliver to Pledgor proper instruments executed by Secured Party evidencing the release of this instrument. Until such delivery, this instrument shall remain and continue in full force and effect.

      6.3 REMEDIES CUMULATIVE. No failure on the part of Secured Party or any holder of the Note to exercise, and no delay in exercising, any right, power or privilege hereunder, under the Note or under any other Transaction Document and no course of dealing between Pledgor and Secured Party or any holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege, or any abandonment or discontinuance of any steps to enforce such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      6.4 PARTIAL RELEASE. Except as expressly set forth therein, no release from the Lien of this instrument of any part of the Collateral by Secured Party shall in any way alter, vary, or diminish the force, effect or lien of this instrument on the balance or remainder of the Collateral.

      6.5 SUBROGATION. This Pledge Agreement is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

      6.6 SUCCESSOR LENDER. Any Person that succeeds to St. James Capital Partners, L.P. as Holder pursuant to, and as permitted by, the terms of the Note automatically shall become Secured Party hereunder.

      6.7 NOTICES. Subject to the provisions of SECTION 5.1, all communications under this Pledge Agreement shall be given as provided in the Note and shall be effective as therein provided.

      6.8 SUCCESSORS AND ASSIGNS. Neither party may assign its rights or delegate its duties hereunder to any Person without prior written consent of the other party, which consent will not be unreasonably withheld. This Pledge Agreement shall be binding upon the successors and permitted assigns of each of the parties, and, except as expressly set forth in the Note and this SECTION 6.7, shall inure to the benefit of the successors and permitted assigns of each of the parties. The provisions of this Pledge Agreement are intended to be for the benefit of all Persons constituting Secured Party.

      6.9   AMENDMENT AND WAIVER.

            (a) This Pledge Agreement may be amended, and the observance of any term of this Pledge Agreement may be waived, with (and only with) the written consent of Pledgor and Secured Party.

            (b) Pledgor shall not solicit, request, or negotiate for or with respect to any proposed waiver or amendment hereof except in accordance with the provisions of this Agreement and the Note.

            (c) Any such amendment or waiver shall apply equally to all persons constituting Secured Party or Pledgor and shall be binding upon each future Secured Party and upon each person constituting Pledgor regardless of whether this Pledge Agreement, the Note or any other document shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

      6.10 GOVERNING LAW. THIS PLEDGE AGREEMENT, THE LEGAL RELATIONS AMONG THE PARTIES HERETO, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION AND THE LAWS OF THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT MATTERS RELATING TO THE PERFECTION OF SECURITY INTERESTS UPON ANY PERSONAL PROPERTY SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION TO THE EXTENT REQUIRED BY THE NONWAIVABLE PROVISIONS OF SUCH LAW OR THE LAW OF THE STATE OF TEXAS.

      6.11 SEVERABILITY. If any provision in this Pledge Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any rule of law, public policy, or final judicial decision, all other terms and provisions of this Pledge Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner adverse to Pledgor or Secured Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, Pledgor and Secured Party shall negotiate in good faith to modify this Pledge Agreement so as to effect the original intent of the parties hereto as closely as possible to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      6.12 ENTIRE AGREEMENT. This Pledge Agreement constitutes the entire agreement of the parties hereto with respect to the matters contained herein and supersede all prior contracts and agreements with respect thereto, whether written or oral.

      6.13 MULTIPLE COUNTERPARTS. The parties may execute more than one counterpart of this Pledge Agreement, each of which shall be an original but all of which together shall constitute one and the same instrument.

      6.14 REFERENCES. All references herein to one gender shall include the other. Unless otherwise expressly provided, all references to "Sections" are to Sections of this Pledge Agreement and all references to "Exhibits" are to the exhibits attached hereto, each of which is made a part hereof for all purposes.

      6.15 INTEREST. The Obligations of Pledgor pursuant to SECTIONS 3.2 AND 4.5 shall bear interest at an annual rate equal to the default rate set forth in the Note from the date that is ten days after the date Secured Party notifies Pledgor that Secured Party has paid amounts required to be paid by Pledgor hereunder until such amounts are reimbursed to Secured Party. Secured Party agrees to use all reasonable efforts to forward expense invoices to Pledgor for direct payment by Pledgor before Secured Party advances amounts to be reimbursed by Pledgor, and no interest shall accrue on amounts directly paid by Pledgor.

      6.16 FINAL AGREEMENT OF THE PARTIES. THIS PLEDGE AGREEMENT (INCLUDING THE EXHIBITS HERETO), THE NOTE AND THE OTHER TRANSACTION DOCUMENTS TO WHICH PLEDGOR OR ANY OF ITS SUBSIDIARIES IS A PARTY CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

            THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED as of the Effective Date.

Pledgor:                                  INTELECT COMMUNICATIONS, INC.

Address:
1100 Executive Drive                      By:
Richardson, Texas 75081                   Name:
                                          Title:


SECURED PARTY:                            ST. JAMES CAPITAL PARTNERS, L.P.

                                          By:   St. James Capital Corp.,
                                                General Partner
Address:
1980 Post Oak Blvd                              By:
Suite 2030                                      Name:
Houston, Texas 77056                            Title:

                            IRREVOCABLE STOCK POWER


      For Value Received, the undersigned hereby sells, assigns and transfers to ________________________, One Thousand One Hundred (1,100) shares of the common stock of DNA Enterprises, Inc., a corporation organized under the laws of the State of Texas, standing in the undersigned's name on the books of the corporation, represented by Certificate No. 8, and the undersigned does hereby irrevocably constitute and appoint my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.


Dated:
                                    INTELECT COMMUNICATIONS, INC.


                                    By:
                                    Name:
                                    Title:

In the presence of:

                            IRREVOCABLE STOCK POWER


      For Value Received, the undersigned hereby sells, assigns and transfers to ___________________, Five Hundred (500) shares of the common stock of Intelect Visual Communications Corp, a corporation organized under the laws of the State of Delaware, standing in the undersigned's name on the books of the corporation, represented by Certificate No. 1, and the undersigned does hereby irrevocably constitute and appoint my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.


Dated:
                                    INTELECT COMMUNICATIONS, INC.


                                    By:
                                    Name:
                                    Title:

In the presence of:

                            IRREVOCABLE STOCK POWER


      For Value Received, the undersigned hereby sells, assigns and transfers to _________________________, One Thousand One Hundred (1,100) shares of the common stock of Intelect Network Technologies Company, a corporation organized under the laws of the State of Nevada, standing in the undersigned's name on the books of the corporation, represented by Certificate No. 1, and the undersigned does hereby irrevocably constitute and appoint my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.


Dated:
                                    INTELECT COMMUNICATIONS, INC.


                                    By:
                                    Name:
                                    Title:

In the presence of: